UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                     027455                        58-2422929

(State or other         (Commission File Number)            (IRS Employer
  jurisdiction of                                          Identification
  incorporation)                                                  Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                 30303
Atlanta, Georgia

(Address of principal executive offices)                       (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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Item 5.        Other Events

     On February 12, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing that its shareowners, at a special meeting, had approved the company's recapitalization plan, that the previously-announced exchange offers had expired, and that the company had accepted all validly tendered and not withdrawn discount notes. The Press Release is attached hereto as exhibit 99.1 and is incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.           Description

            99.1 Press Release, dated February 12, 2004, issued by AirGate PCS, Inc. to announce shareowner approval of recapitalization plan, expiration of exchange offers, and acceptance of validly tendered and not withdrawn discount notes.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRGATE PCS, INC. (Registrant)


Date: February 12, 2004                By:  /s/ William H. Seippel
                                           ________________________________
                                           Name:    William H. Seippel
                                           Title:   Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.           Description

            99.1 Press Release, dated February 12, 2004, issued by AirGate PCS, Inc. to announce shareowner approval of recapitalization plan, expiration of exchange offers, and acceptance of validly tendered and not withdrawn discount notes.


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